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                                                                      EXHIBIT 24


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (No. 2-98913), (No. 33-43276), (No. 33-49426), (No. 33-49428), (No. 33-51671), (No. 33-56575), and (No. 33-63291).



                                                /s/ ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP

Philadelphia, PA
March 22, 1996